UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 28, 2009
(Date of earliest event reported)

VISTA INTERNATIONAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27783	84-1572525
(State or Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4704 Harlan St., Suite 685, Denver, Colorado 80212
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 690-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The interim financial statements contained in the Quarterly Report of Vista International Technologies, Inc. on Form 10-Q for the period ended June 30, 2009 were not reviewed by the company’s independent accountants pursuant to Rule 10-01(d) of Regulation S-X, and thus should not be relied upon as being reviewed.  The company is taking steps to have the interim financial statements reviewed by its independent accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VISTA INTERNATIONAL TECHNOLOGIES, INC.

Dated: October 28, 2009	By:	/s/ Thomas P. Pfisterer
Thomas P. Pfisterer, Chief Executive Officer

3